UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 21, 2012


                           EASY ORGANIC COOKERY, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-54552
                            (Commission File Number)

                                   98-0671108
                        (IRS Employer Identification No.)

           6365 NW 6th Way, Suite 160, Fort Lauderdale, Florida 33309
              (Address of principal executive offices and Zip Code)

                                 (800) 431-5654
               Registrant's telephone number, including area code

         375 N. Stephanie St. Suite 1411, Henderson, Nevada, 89014-8909
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On September 21, 2012, Warren Gilbert purchased 10,500,000 shares of our common stock from Toshiko Iwamoto Kato, in a private transaction for an aggregate total of $40,000. The funds used for this share purchase were Mr. Gilbert's personal funds. This transaction resulted in Mr. Gilbert taking control of 95% of our currently issued and outstanding shares. A copy of the share purchase agreement is attached hereto as Exhibit 10.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 21, 2012 Toshiko Iwamoto Kato resigned as our President, Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary and Director. As a result, concurrent to Mrs. Kato's resignation we appointed Anthony Gallo as President and Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary and Director of our company.

Our Board of Directors is now comprised solely of Anthony Gallo.

ANTHONY GALLO - PRESIDENT, CHIEF EXECUTIVE OFFICER, TREASURER, CHIEF FINANCIAL OFFICER, SECRETARY AND SOLE DIRECTOR

Mr. Gallo worked at Cable and Voice Corp, a leading value-added master distributor of advanced broadband products and services to Cable, Telecommunications, Enterprise, and Service Provider customers throughout the world based in Tampa, FL from 2004 through 2012. As President of operations he Served as a key visionary member of a Nationwide Cable Communications Industry leadership team with comprehensive knowledge of implementing new interconnected solutions with smart technology, software, hardware and services in multi-national engagements for Telecom, Utilities, Media and other vertical industry clients. Prior to this, Mr. Gallo worked at DtNet Inc., a designer, developer and installer of wireless LANs & WANs in Tampa, FL from 1988 to 2003. First as a district manager and later as a national account manager, he directed national cable and wireless business development and sales / technical engagement teams / customer support resources / project management / contract negotiations for global enterprise and governments.

Mr. Gallo obtained his Associates of Arts, Business Administration / Management from Souther Vermont College in Bennington, Vermont. He also has taken a number of professional development courses in business and technology. Mr. Gallo is an IEEE Member with the Institute of Electrical and Electronics Engineers Communications Society and also served as the primary focal point leader representing DtNet's principal membership in the WiMAX Forum (802.16x).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

10.1     Agreement for the Purchas of Common Stock

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASY ORGANIC COOKERY, INC.


/s/ Anthony Gallo
------------------------------------------
Anthony Gallo
President, Treasurer, Secretary & Director
September 28, 2012

                                       2